POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the Cincinnati Bell Inc. 2017 Long-Term Incentive Plan on Form S‑8 (the “Registration Statement”); and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Leigh R. Fox and Christopher J. Wilson, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of May, 2017.

/s/ Phillip R. Cox
Phillip R. Cox
Director

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the Cincinnati Bell Inc. 2017 Long-Term Incentive Plan on Form S‑8 (the “Registration Statement”); and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Leigh R. Fox and Christopher J. Wilson, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of May, 2017.

/s/ John W. Eck
John W. Eck
Director

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the Cincinnati Bell Inc. 2017 Long-Term Incentive Plan on Form S‑8 (the “Registration Statement”); and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Leigh R. Fox and Christopher J. Wilson, and each of them singly, her attorneys for her and in her name, place and stead, and in her office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 4th day of May, 2017.

/s/ Jakki L. Haussler
Jakki L. Haussler
Director

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the Cincinnati Bell Inc. 2017 Long-Term Incentive Plan on Form S‑8 (the “Registration Statement”); and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Leigh R. Fox and Christopher J. Wilson, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of May, 2017.

/s/ Craig F. Maier
Craig F. Maier
Director

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the Cincinnati Bell Inc. 2017 Long-Term Incentive Plan on Form S‑8 (the “Registration Statement”); and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Leigh R. Fox and Christopher J. Wilson, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of May, 2017.

/s/ Russel P. Mayer
Russel P. Mayer
Director

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the Cincinnati Bell Inc. 2017 Long-Term Incentive Plan on Form S‑8 (the “Registration Statement”); and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Leigh R. Fox and Christopher J. Wilson, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of May, 2017.

/s/ Theodore H. Torbeck
Theodore H. Torbeck
Director

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the Cincinnati Bell Inc. 2017 Long-Term Incentive Plan on Form S‑8 (the “Registration Statement”); and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Leigh R. Fox and Christopher J. Wilson, and each of them singly, her attorneys for her and in her name, place and stead, and in her office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 4th day of May, 2017.

/s/ Lynn A. Wentworth
Lynn A. Wentworth
Director

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the Cincinnati Bell Inc. 2017 Long-Term Incentive Plan on Form S‑8 (the “Registration Statement”); and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Leigh R. Fox and Christopher J. Wilson, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of May, 2017.

/s/ Martin J. Yudkovitz
Martin J. Yudkovitz
Director

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the Cincinnati Bell Inc. 2017 Long-Term Incentive Plan on Form S‑8 (the “Registration Statement”); and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Leigh R. Fox and Christopher J. Wilson, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of May, 2017.

/s/ John M. Zrno
John M. Zrno
Director